Exhibit 99.1

S&T Bancorp, Inc

Todd Brice

President and
Chief Executive Officer

Mark Kochvar

Sr. EVP and
Chief Financial Officer

Forward Looking Statement
and Risk Factor
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

Non-GAAP Financial Measures
• In addition to the results of operations presented in accordance with Generally Accepted
Accounting Principles (GAAP), S&T management uses and this presentation contains or references, certain non-GAAP financial measures, such as net interest income on a fully taxable equivalent basis, that S&T believes provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry.  Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.  The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.5 Billion in Assets *(as of 12.31.12)*
- Institutional Ownership: 39%
- Insider Ownership: 3%
- $537 Million Market Cap. *(as of 12.31.12)*
- Stock Price: $18.07 *(as of 12.31.12)*
- Bank holding company with 59 branches and 5 insurance locations
- Stock symbol: STBA-NASDAQ Global Select

Pittsburgh
Indiana
Harrisburg
Philadelphia
Clarion
Jefferson
Clearfield
Butler
Armstrong
Indiana
Allegheny
Pittsburgh
Westmoreland
Cambria
Blair
Washington

5 Corporate Profile

S&T Bancorp, Inc

2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
STBA
Peer Bank Median*
PA Banks
BHC $3-10B
2008
2009
2010
2011
2012
Q3 YTD

6 * 2012 peer banks per 2012 proxy statement Common Return on Assets

S&T Bancorp, Inc

20%
15%
10%
5%
0%
-5%
STBA
Peer Bank Median*
PA Banks
BHC $3-10 B
2008
2009
2010
2011
2012 Q3 YTD

7 Common Return on Equity * 2012 peer banks per 2012 proxy statement

Summary
2012 2011 2010
Net Income Available to Common Shareholders
$34.2 $39.7 $37.3
Diluted Earnings per Common Share
$1.18 $1.41 $1.34
Common Return on Average Assets
0.79% 0.97% 0.90%
Common Return on Average Equity
6.62% 6.78% 6.58%
Dollars in millions

S&T Bancorp, Inc

Commercial Banking

Retail Banking

Wealth Management

Insurance

9 4 Lines of Business

Commercial Banking • 34 commercial lenders • 14 community lenders • Privately held companies with sales up to $150 million • $1-7 million preferred facility • Growing pipeline • Adding producers 10

Retail Banking
• Over 100,000 Households
• 59 branches
• Average branch size of $61.5 million
• Home Center
• 92% of customers highly satisfied
• Over 70,000 customers enrolled in online banking
• Over 9,500 customers enrolled in Mobile Banking

Wealth Management • $1.7 billion AUM • 3 Divisions – S&T Trust – S&T Financial Services – RIA/Stewart Capital • Annual revenue of $9.8 million • Adding producers 12

Insurance • Purchased Evergreen Insurance in 2002 • Full service agency – Commercial P&C (65%) – Group Life and Health (20%) – Personal Lines (15%) • Annual revenue of $5.2 million 13

Quarterly Summary
Dollars in millions, except per share data
*
Annualized
2012 2012 2011
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Net Income Available to Common
Shareholders
$9.5 $12.6 $ 9.3
Diluted Earnings per Common Share $0.32 $ 0.43 $0.33
Common Return on Average Assets 0.86% 1.15% 0.91%
Common Return on Average Equity 7.05% 9.56% 6.41%
*
*

Income Statement
Dollars in millions, except per share data
*
Refer to appendix for reconciliation of Non-GAAP financial measures
2012 2012 2011
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Net Interest Income – FTE
*
$35.4 $34.9 $35.1
Noninterest Income 11.5 12.5 11.6
Total Revenue 46.9 47.4 46.7
Noninterest Expense (29.7) (31.0) (26.7)
Security Gains (Losses) - 2.2 -
Provision for Loan Losses (4.2) (2.3) (2.3)
Net Income Before Taxes 13.0 16.3 17.7
Taxes (3.5) (3.7) (5.5)
Preferred Stock Dividends/Amortization - - (2.9)
Net Income Available to Common
Shareholders $ 9.5 $12.6 $9.3
Diluted Earnings per Common Share $ 0.32 $0.43 $ 0.33

Balance Sheet
Dollars in millions
December 31,
2012
September 30,
2012
December 31,
2011
Securities $  468 $   432 $   376
Interest Bearing Balances 257 285 209
Loans, Net 3,323 3,236 3,084
Other 479 469 451
Total Assets $4,527 $4,422 $4,120
Deposits $3,638 $3,594 $3,336
Borrowings 263 206 228
Other Liabilities 89 88 65
Equity 537 534 491
Total Liabilities & Equity $4,527 $4,422 $4,120

Loan Portfolio
Dollars in millions
December 31,
2012
September 30,
2012
December 31,
2011
Consumer
Home Equity     $   431 $   447 $   411
Residential Mortgage 427 410 359
Installment and Other Consumer 74 75 67
Construction 3 2 3
Total Consumer 935 934 840
Commercial
Commercial Real Estate 1,452 1,439 1,415
Commercial & Industrial 792 748 686
Construction 168 158 189
Total Commercial 2,412 2,345 2,290
Total Portfolio Loans 3,347 3,279 3,130
Total Loans Held for Sale 22 3 3
Total Loans $ 3,369 $3,282 $ 3,133

Asset Quality
*
QTD annualized
December 31, September 31,
December 31,
2012 2012 2011
Nonperforming Loans / Total Loans
1.63% 2.01% 1.79%
Nonperforming Assets / Total Loans
Plus OREO
1.66 2.06 1.92
Net Charge-offs / Average Loans*
0.49 0.33 0.64
Loan Loss Reserve / Total Loans
1.38 1.41 1.56
Loan Loss Reserve / Nonperforming
Loans
85 70 87

Nonperforming Loans
45.8 1.81 43.8
Total Commercial
6.5 4.03
6.8
Construction
7.6 0.81 6.4
Commercial
& Industrial
31.7 2.10
30.6
Commercial
Real Estate
Commercial
10.3 1.20
11.2
Total Consumer
0.2
8.95
0.2 Construction
- 0.05
-
Installment
and Other Consumer
7.2 1.70
7.3
Residential
Mortgage
$ 2.9 0.85 $ 3.7
Home Equity
Dec. 31,
2011
Consumer
% NPL
Dec. 31,
2012
Total Nonperforming Loans $56.1 1.64%
$55.0
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful or generally when interest or principal payments are
90 days or more past due.
Dollars in millions
$  5.5 $  2.2 Specific Reserves

Net Interest Margin
2012 2012 2011
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Securities - FTE 2.76% 2.89% 3.36%
Interest Bearing Deposits-FTE 0.29 0.28 0.28
Loans - FTE 4.44 4.52 4.83
Total Earning Assets-FTE 3.97 4.00 4.45
Deposits 0.53 0.59 0.83
Borrowings 2.16 1.92 2.43
Total Costing Liabilities 0.64 0.70 0.93
Net Interest Margin – FTE
*
3.51% 3.50% 3.79%
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Noninterest Income
Dollars in millions
2012 2012 2011
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Service Charges on Deposit Accounts $ 2.6 $ 2.6 $ 2.6
Debit and Credit Card 2.7 3.0 2.7
Mortgage Banking 0.7 0.8 0.8
Wealth Management 2.4 2.4 2.0
Insurance 1.7 2.4 1.8
Other 1.4 1.3 1.7
Total $11.5 $12.5 $11.6

Securities
Dec.31,
2012
Sept. 30,
2012
Dec. 31,
2011
Agencies $212 $193 $143
Agency CMO 58 60 65
Agency MBS 61 54 49
Municipals 113 99 89
Equities 10 9 12
FHLB Stock 14 17 18
Total   $468 $432 $376
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
Dec. 31,
2012
Sept. 30,
2012
Dec. 31,
2011
Noninterest-bearing Demand $ 961 $ 928 $ 819
Interest-bearing Demand 317 322 283
Money Market 361 317 278
Savings 966 949 803
Certificates of Deposit < $100K 665 737 795
Certificates Of Deposit > $100K 368 341 358
Total   $3,638 $3,594 $3,336

Capital Ratios
Dec. 31,
2012
Sept. 30,
2012
Dec. 31,
2011
Well-
Capitalized
Leverage 9.31% 9.27% 9.17% 5.00%
Tier 1 – Risk-Based Capital 11.98 12.01 11.63 6.00
Total – Risk-Based Capital 15.39 15.45 15.20 10.00
Tangible Common Equity /
Tangible Assets
*
8.20 8.32 8.09 NA
*
Refer to appendix for reconciliation of Non-GAAP financial measures

Growth – Merger & Acquisition Activity
• 2012 -
Gateway Bank of Pennsylvania
• 2012 -
Mainline Bancorp
• 2008 –
IBT Bancorp
• 2002 -
Peoples Financial Corp
• 1997 -
Peoples Bank of Unity
• 1991 -
Atlantic Financial Savings Bank
• 1991 -
Vanguard Savings Bank

Merger Overview
S&T Bancorp, Inc. Mainline Bancorp, Inc. Gateway Bank of PA
Total Assets $4,526.7 $236.2 $132.3
Gross Loans 3,369.1 129.5 99.1
Total Deposits 3,638.4 206.0 105.4
Total Equity 537.4 21.1 16.0
Total Branches 49 8 2
S&T Bancorp as of 12/31/12; Mainline and Gateway as of merger dates, 3/09/12 and 8/10/12 respectively.
In millions, except per share data

The Right Size
• Big Enough to:
– Provide full complement of products and services
– Access technology
– Access Capital Markets
– Attract talent
– Expand – Mergers and Acquisitions/DeNovo
• Small Enough to:
– Stay close to our customers
– Understand our markets
– Be responsive

2012
Fourth
Quarter
2012
Third
Quarter
2011
Fourth
Quarter
Interest Income per Consolidated Statements of Income $38.9 $38.8 $40.2
Adjustment to Fully Taxable-equivalent Basis 1.1 1.1 1.1
Interest Income Adjusted to Fully Taxable-equivalent Basis 40.0 39.9 41.3
Interest Expense per Consolidated Statements of Income 4.6 5.0 6.2
Net Interest Income Adjusted to Fully Taxable-
equivalent Basis (non-GAAP) $35.4 $34.9 $35.1
APPENDIX – Non-GAAP Measures
Dollars in millions

2012 2012 2011
Fourth
Quarter
Third
Quarter
Fourth
Quarter
Securities 2.34% 2.44% 2.92%
Adjustment to Fully Taxable-equivalent Basis 0.42 0.45 0.44
Securities Adjusted to Fully Taxable-equivalent Basis 2.76 2.89 3.36
Interest-bearing Deposits 0.29 0.28 0.28
Adjustment to Fully Taxable-equivalent Basis 0.00 0.00 0.00
Interest-bearing Deposits Adjusted to Fully Taxable-equivalent Basis 0.29 0.28 0.28
Loans 4.40 4.48 4.79
Adjustment to Fully Taxable-equivalent Basis 0.04 0.04 0.04
Loans Adjusted to Fully Taxable-equivalent Basis 4.44 4.52 4.83
Total Earning Assets 3.89 3.92 4.37
Adjustment to Fully Taxable-Equivalent Basis 0.08 0.08 0.08
Total Earning Assets Adjusted to Fully Taxable-equivalent Basis 3.97 4.00 4.45
Net Interest Margin 3.43 3.41 3.69
Adjustment to Fully Taxable-Equivalent Basis 0.08 0.09 0.10
Net Interest Margin Adjusted to Fully Taxable-equivalent Basis 3.51 3.50 3.79
APPENDIX – Non-GAAP Measures /cont./

Dec. 31,
2012
Sept. 30,
2012
Dec. 31,
2011
Tangible Common Equity/Tangible Assets
Common Equity/Assets (GAAP Basis) 11.87% 12.08% 11.91%
Effect of Excluding Intangible Assets -3.67% -3.76% -3.82%
Tangible Common Equity/Tangible Assets 8.20% 8.32% 8.09%
APPENDIX – Non-GAAP Measures /cont./